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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 14, 2002

                                WorldCom, Inc.
            (Exact Name of Registrant as Specified in its Charter)


           Georgia                 0-11258                 58-1521612
       (State or Other         (Commission File          (IRS Employer
       Jurisdiction of             Number)               Identification
        Incorporation)                                      Number)


                            500 Clinton Center Drive
                          Clinton, Mississippi 39056
                   (Address of Principal Executive Office)


      Registrant's telephone number, including area code: (601) 460-5600




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Effective May 14, 2002, at the recommendation of the Audit Committee, the Board of Directors of WorldCom, Inc. ("WorldCom") engaged KPMG LLP ("KPMG") as WorldCom's independent auditors. During the two most recent fiscal years and through May 14, 2002, WorldCom did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of WorldCom, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      KPMG replaces the firm of Arthur Andersen LLP ("Arthur Andersen"), which WorldCom's Board of Directors and Audit Committee determined should be dismissed effective May 14, 2002.

      Arthur Andersen's reports on WorldCom's financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2001 and 2000, and in the subsequent period through the date of dismissal, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the matter in connection with their report on the financial statements. Additionally, during such periods there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      WorldCom has requested, and Arthur Andersen has furnished, a letter addressed to the Securities and Exchange Commission stating that Arthur Andersen agrees with the statements made by WorldCom herein. A copy of that letter from Arthur Andersen to the Securities and Exchange Commission is filed as Exhibit
16.1 to this Current Report on Form 8-K.


ITEM 7(c).  EXHIBITS.

See Exhibit Index.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WORLDCOM, INC.



Date:  May 28, 2002                       By:   /s/ Scott D. Sullivan
                                              --------------------------------
                                                Scott D. Sullivan
                                                Chief Financial Officer




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                                  EXHIBIT INDEX


   EXHIBIT NO.          DESCRIPTION
   -----------          -----------

   16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 28, 2002